[GRAPHIC OMITTED] Merrill Lynch Investment Managers

Annual Report

February 28, 2001

Debt Strategies
Fund, Inc.

www.mlim.ml.com

                           DEBT STRATEGIES FUND, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice President of Debt Strategies Fund, Inc., has recently retired. The Fund's Board of Directors wishes Messrs. Zeikel and Monagle well in their retirements.
--------------------------------------------------------------------------------

Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol

DSU

                                   Debt Strategies Fund, Inc., February 28, 2001

DEAR SHAREHOLDER

On November 6, 2000, Debt Strategies Fund II, Inc. acquired all of the assets of Debt Strategies Fund, Inc. and Debt Strategies Fund III, Inc. pursuant to a plan of reorganization. At that time, Debt Strategies Fund II, Inc. was renamed Debt Strategies Fund, Inc.

Investment Approach

Debt Strategies Fund, Inc. is comprised of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate bonds. In the last two years, both markets have been adversely affected by the increased premium accorded to credit risk.

Market Review

The high-yield and bank loan markets were negatively affected by a number of factors during the 12 months ended February 28, 2001. We saw withdrawals from high-yield mutual funds exceed $10 billion during 2000. Liquidity was very tight, partly because of financial institutions' reluctance to commit capital and maintain such positions on their own books. The attendant price pressure on high-yield bonds pushed their average yield spread relative to their respective Treasury bonds to nearly 10%, compared to the historic average of around 5%. We haven't experienced levels like this since 1990-1991 when the savings and loan and insurance company crises embroiled the market. In terms of price, this average yield spread of 10% translated into high-yield bond price averages in the mid-80s. Because the high-yield bond market has a derivative impact on the bank loan market, we witnessed a degree of price pressure here as well. There is a greater level of symbiosis between the two markets because the bank loan market is becoming more efficient and drawing an increasing number of financial interests looking to arbitrage relative value opportunities between the two markets. The overall price impact on bank loans is ameliorated somewhat by the fact that, in most cases, interest rates reset to their yield spreads over the London Interbank Offered Rate (LIBOR) every three months.

We saw the market trough in October and November. In December, a much-hoped-for rally commenced and continued through the three months ended February 28, 2001. Going forward, we believe the rally may continue based on further interest rate cuts by the Federal Reserve Board, a Federal income tax reduction and renewed interest in the high-yield markets. Presently, the high-yield collateralized bond obligation (CBO) market dwarfs the high-yield mutual fund market. We expect about 50 new high-yield CBOs this year totaling approximately $25 billion, which should add further support to the high-yield markets.

Fund Performance

For the 12 months ended February 28, 2001, the Fund had a total return of +0.31%, based on a change in per share net asset value from $8.60 to $7.53 and assuming reinvestment of $0.961 per share income dividends. For the same period, the Fund's benchmark, which is an equal blend of the Credit Suisse First Boston
(CSFB) High Yield Index and the CSFB Leveraged Loan Plus Index, had a return of +3.0%. The Fund's underperformance relative to the benchmark is principally the result of specific Fund investments, as opposed to sector weightings. Teligent Inc., a $9.5 million bank loan, declined in price from $98.2 to $29.7 during the year. Teligent is a wireless competitive local exchange carrier whose aggressive growth strategy resulted in the booking of some unprofitable business, which subsequently required a restatement of earnings. The company is in restructuring talks with its creditors. Bridge Information Systems, a $5.8 million bank loan, plunged in price from $96 to $14 as this company filed Chapter 11 after failing to resolve acquisition-related management information system issues. Pioneer Americas Acquisition Corp., a $6.8 million term loan, collapsed in price from par to $37.5 because of energy-related dislocations in the caustic soda market. Finally, GS Technologies Operating Co., a $6.6 million bond investment, declined in price from $56 to $1. GS Technologies filed Chapter 11 in February as a result of the impact of high energy prices and foreign imports on steel wire rods, the company's principal product line.

For the 12 months ended February 28, 2001, the net annualized yield of the Fund's Common Stock was 12.84%. Since inception (March 27, 1998) through February 28, 2001, the total investment return on the Fund's Common Stock was +5.43%, based on a change in per share net asset value from $10.00 to $7.53, and assuming reinvestment of $2.617 per share income dividends. At the end of the February period, the Fund was 27.98% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Investment Activity

The high-yield bond component of the Fund delivered most of the long-term damage to the Fund's return. However, the bonds can work to help the Fund's performance. Since November, we have been slanting the Fund's composition in favor of bonds. This included swapping short-term bonds for longer-term bonds as well as bank debt for bonds. We are selectively purchasing bonds with greater duration and attendant price convexity to enhance this recovery. At February 28, 2001, the Fund remained well diversified, containing 200 issuers across 40 industries.

In Conclusion

We are optimistic regarding the near- and medium-term outlook for the high-yield markets and will continue to seek to take advantage of appropriate opportunities. We thank you for your investment in Debt Strategies Fund, Inc., and we look forward to reviewing our performance, outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kevin J. Booth

Kevin J. Booth
Vice President and
Portfolio Manager


/s/ Joseph Matteo

Joseph Matteo
Vice President and
Portfolio Manager

March 30, 2001

--------------------------------------------------------------------------------
We are pleased to announce that Kevin J. Booth and Joseph Matteo are responsible for the day-to-day portfolio management of Debt Strategies Fund, Inc. Mr. Booth has been employed by Merrill Lynch Investment Managers, L.P. ("MLIM") as Director since 1998 and Vice President from 1991 to 1998. Mr. Matteo has been employed by MLIM as Director since 2001 and Vice President from 1997 to 2001. Prior thereto, Mr. Matteo was employed by The Bank of New York from 1994 to 1997.
--------------------------------------------------------------------------------


                                     2 & 3

                                   Debt Strategies Fund, Inc., February 28, 2001

PROXY RESULTS

During the year ended February 28, 2001, Debt Strategies Fund, Inc.'s (formerly Debt Strategies Fund II, Inc.) shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on October 24, 2000. Proposals 2 and 3 were approved at a shareholders meeting on August 23, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                     For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of merger between the Fund,
   Debt Strategies Fund, Inc. and Debt Strategies Fund III, Inc.                 32,166,344        1,429,726        1,782,483
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Shares Voted    Shares Withheld
                                                                                              For          From Voting
------------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:      Terry K. Glenn                            58,987,406        1,502,275
                                                Ronald W. Forbes                          59,003,263        1,486,418
                                                Cynthia A. Montgomery                     58,988,444        1,501,237
                                                Charles C. Reilly                         58,974,125        1,515,556
                                                Kevin A. Ryan                             58,990,558        1,499,123
                                                Roscoe S. Suddarth                        58,983,863        1,505,818
                                                Richard R. West                           58,010,680        1,479,001
                                                Arthur Zeikel                             58,964,927        1,524,754
                                                Edward D. Zinbarg                         58,984,099        1,505,582
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                     For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                         57,756,653        1,578,474        1,154,553
------------------------------------------------------------------------------------------------------------------------------------

During the year ended February 28, 2001, Debt Strategies Fund, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on October 24, 2000. Proposals 2 and 3 were approved at a shareholders meeting on August 23, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                     For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of merger between the Fund,
   Debt Strategies Fund II, Inc. and Debt Strategies Fund III, Inc.               16,107,573        655,109          809,472
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Shares Voted    Shares Withheld
                                                                                              For          From Voting
------------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:      Terry K. Glenn                            29,305,911         870,102
                                                Ronald W. Forbes                          29,302,954         873,059
                                                Cynthia A. Montgomery                     29,295,961         880,052
                                                Charles C. Reilly                         29,300,709         875,304
                                                Kevin A. Ryan                             29,299,804         876,209
                                                Roscoe S. Suddarth                        29,291,934         884,079
                                                Richard R. West                           29,310,527         865,486
                                                Arthur Zeikel                             29,301,178         874,835
                                                Edward D. Zinbarg                         29,304,161         871,852
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                     For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                          29,490,373        401,452          284,098
------------------------------------------------------------------------------------------------------------------------------------

During the year ended February 28, 2001, Debt Strategies Fund III, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on October 24, 2000. Proposals 2 and 3 were approved at a shareholders meeting on August 23, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                     For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of merger between the Fund,
   Debt Strategies Fund, Inc. and Debt Strategies Fund II, Inc.                   5,568,000         157,309          218,470
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Shares Voted    Shares Withheld
                                                                                              For          From Voting
------------------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:      Terry K. Glenn                            10,587,006         191,841
                                                Ronald W. Forbes                          10,587,006         191,841
                                                Cynthia A. Montgomery                     10,587,006         191,841
                                                Charles C. Reilly                         10,587,006         191,841
                                                Kevin A. Ryan                             10,587,006         191,841
                                                Roscoe S. Suddarth                        10,587,006         191,841
                                                Richard R. West                           10,587,006         191,841
                                                Arthur Zeikel                             10,586,706         192,141
                                                Edward D. Zinbarg                         10,587,006         191,841
------------------------------------------------------------------------------------------------------------------------------------

                                                                                Shares Voted     Shares Voted     Shares Voted
                                                                                     For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                         10,529,243         89,384           160,220
------------------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                   Debt Strategies Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)

                         S&P     Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                          Corporate Debt Obligations                  Value
==================================================================================================================================
Advertising--0.4%        B         B2     US$ 3,300,000   Adams Outdoor Advertising Inc., 10.75% due 3/15/2006 (d)     $ 3,382,500
==================================================================================================================================
Air Transport--0.4%      NR*       NR*        3,012,463   Gemini Air Cargo, Term A, due 8/12/2005**                      3,016,229
==================================================================================================================================
Aircraft & Parts--0.4%   B-        B3         3,000,000   Argo-Tech Corporation, 8.625% due 10/01/2007                   2,610,000
                         CCC-      Caa3       7,970,000   Compass Aerospace Corp., 10.125% due 4/15/2005                 1,594,000
                                                                                                                     -------------
                                                                                                                         4,204,000
==================================================================================================================================
Amusement &                                               AMC Entertainment Inc.:
Recreational             CCC-      Caa3       3,700,000     9.50% due 3/15/2009 (d)                                      2,997,000
Services--4.3%           CCC-      Caa3       1,450,000     9.50% due 2/01/2011                                          1,160,000
                         CCC       B2         3,064,283   American Skiing Company, Term, due 5/31/2006**                 2,911,069
                         D         C          1,675,000  @Carmike Cinemas Inc., 9.375% due 2/01/2009                       469,000
                         CCC       Caa2       3,500,000   Hollywood Entertainment, 10.625% due 8/15/2004 (d)             1,662,500
                         B+        B1         6,000,000   Intrawest Corp., 10.50% due 2/01/2010 (e)                      6,258,900
                         NR*       NR*        4,862,500   Kerasotes Theatres, Inc., Term B, due 12/31/2004**             4,449,188
                         D         Ca         1,800,000  @Loews Cineplex Entertainment, 8.875% due 8/01/2008               171,000
                                                          Metro-Goldwyn-Mayer Co.:**
                         NR*       NR*        5,000,000     Term A, due 3/31/2005                                        4,908,335
                         NR*       NR*        5,000,000     Term B, due 3/31/2006                                        4,967,970
                         B         B2         3,350,000   Riddell Sports, Inc., 10.50% due 7/15/2007                     2,851,687
                                                                                                                     -------------
                                                                                                                        32,806,649
==================================================================================================================================
Apparel--0.6%                                             Arena Brands, Inc.:**
                         NR*       NR*          973,611     Term A, due 6/01/2002                                          924,930
                         NR*       NR*        2,971,552     Term B, due 6/01/2002                                        2,822,974
                         B-        B3         1,175,000   GFSI Inc., 9.625% due 3/01/2007 (d)                              881,250
                                                                                                                     -------------
                                                                                                                         4,629,154
==================================================================================================================================
Automotive               B+        B1         5,000,000   American Axle and Manufacturing Inc., 9.75% due 3/01/2009      4,675,000
Equipment--3.8%          NR*       NR*        1,123,838  @Breed Technologies Inc., Revolving Credit, due
                                                            4/27/2004** (i)                                                153,617
                         B+        B1         3,500,000  @Cambridge Industries Inc., 10.25% due 7/15/2007                  875,000
                         B+        B1         3,495,833   Citation Corporation, Term B, due 12/01/2007**                 2,901,542
                         B+        B1        10,925,000   Collins & Aikman Corp., Term C, due 12/31/2005**              10,433,375
                         B         B2         5,000,000   Group 1 Automotive Inc., 10.875% due 3/01/2009                 4,375,000
                         B         B2           500,000   Hayes Lemmerz International Inc., 8.25% due 12/15/2008           325,000
                         B         B3         3,200,000   Holley Performance Products, 12.25% due 9/15/2007              2,384,000
                         NR*       Caa2       3,850,000  @Key Plastics, Inc., 10.25% due 3/15/2007                             385
                         CCC-      Caa2       3,400,000   Special Devices Inc., 11.375% due 12/15/2008                     578,000
                         B+        B2         3,375,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                1,282,500
                                                          Venture Holdings Trust:
                         B         B2         1,800,000     9.50% due 7/01/2005                                            909,000
                         B-        B3         1,450,000     12% due 6/01/2009                                              436,812
                                                                                                                     -------------
                                                                                                                        29,329,231
==================================================================================================================================
Broadcast--Radio &       B         B2        10,000,000   Ackerley Group Inc., 9% due 1/15/2009                          9,600,000
Television--9.3%         B-        B3         1,000,000   Acme Television/Finance, 10.875% due 9/30/2004                   920,000
                         B-        B3           500,000   Allbritton Communications, 9.75% due 11/30/2007                  510,000
                         NR*       NR*        6,000,000   Bahakel Communications, Term B, due 6/30/2008**                5,985,000
                         B         B1         8,000,000   Benedek Broadcasting Corporation, Term B, due
                                                            11/20/2007**                                                 7,880,000
                         B-        B3         2,000,000   Citadel Broadcasting Company, 9.25% due 11/15/2008             2,100,000
                         NR*       NR*        4,950,000   Corus Entertainment Inc., Term B, due 8/31/2007**              4,962,375
                                                          Cumulus Media, Inc.:
                         CCC+      B3         2,000,000     10.375% due 7/01/2008                                        1,840,000
                         B+        B1         1,200,000     Term B, due 9/30/2007**                                      1,191,500
                         B+        B1           800,000     Term C, due 2/28/2008**                                        794,334
                         BB-       B1         1,000,000   Globo Comunicacoes e Participacoes, Ltd., 10.625% due
                                                            12/05/2008 (d)                                                 900,000
                         NR*       NR*        6,800,000   Gocom Communications, Term B, due 12/31/2007**                 6,800,000
                         CCC+      Caa1       1,525,000   Granite Broadcasting, 9.375% due 12/01/2005                    1,067,500
                         B         B3         2,250,000   Jones International Networks Ltd., 11.75% due 7/01/2005        2,092,500
                         NR*       Caa1      24,525,000   Radio Unica Corp., 14.619% due 8/01/2006 (c)                  14,960,250
                         CCC+      NR*        5,000,000   Sirius Satellite, 14.50% due 5/15/2009                         3,625,000
                         B-        B3         4,650,000   Spanish Broadcasting System, 9.625% due 11/01/2009             4,185,000
                         B         B2         1,500,000   Young Broadcasting Inc., 8.75% due 6/15/2007                   1,428,750
                                                                                                                     -------------
                                                                                                                        70,842,209
==================================================================================================================================
Building &               B-        B2         2,775,000   Webb (Del E.) Corp., 10.25% due 2/15/2010                      2,695,219
Construction--0.4%
==================================================================================================================================
Building                 B         B3         7,000,000   Amatek Industries, 12% due 2/15/2008                           5,670,000
Materials--2.2%          NR*       NR*        4,880,000   Dal-Tile International Inc., Term B, due 12/31/2003**          4,789,515
                         B-        B3         5,850,000   Formica Corporation, 10.875% due 3/01/2009                     3,510,000
                         NR*       B1         2,806,364   Trussway Industries Inc., Term B, due 12/31/2006**             2,652,014
                                                                                                                     -------------
                                                                                                                        16,621,529
==================================================================================================================================
Business                 BB-       B1         4,872,528   Infousa Inc., Term B, due 7/23/2006**                          4,677,627
Services--0.6%
==================================================================================================================================
Cable Television                                          CSC Holdings Inc.:
Services--17.2%          BB+       Ba1        1,525,000     7.25% due 7/15/2008                                          1,518,359
                         BB+       Ba1        1,925,000     7.625% due 7/15/2018                                         1,816,690
                                                          Century Cable LLC:**
                         BB        Ba3       10,000,000     Discretionary Term, due 6/30/2009                            9,999,040
                         BB        Ba3        7,000,000     Term, due 12/31/2009                                         7,001,092
                                                          Charter Communications Holdings:
                         B+        B2         4,700,000     8.625% due 4/01/2009                                         4,547,250
                         B+        B2        10,000,000     10% due 4/01/2009                                           10,400,000
                         B+        B2         2,000,000     11.125% due 1/15/2011 (d)                                    2,125,000
                         BB+       Ba3        3,500,000     Term, due 9/18/2008**                                        3,499,531
                         BB+       Ba3        5,000,000     Term B, due 3/18/2008**                                      4,999,330
                                                          Classic Cable Inc.:
                         CCC-      Caa1       1,725,000     9.375% due 8/01/2009                                           961,687
                         CCC-      Caa1       4,750,000     10.50% due 3/01/2010                                         2,660,000
                         CCC+      NR*        4,342,105     Term C, due 1/31/2008**                                      4,130,428


                                     6 & 7

                                   Debt Strategies Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)

                         S&P     Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                          Corporate Debt Obligations                  Value
==================================================================================================================================
Cable Television         B         B3     US$ 4,500,000   Coaxial Communications/Phoenix, 10% due 8/15/2006          $   4,455,000
Services                 CCC+      Caa1      20,000,000   Coaxial LLC/Coaxial Finance, 11.864% due 8/15/2008 (c)        14,600,000
(concluded)                                               Echostar DBS Corporation:
                         B+        B1         1,500,000     9.25% due 2/01/2006                                          1,500,000
                         B+        B1         6,950,000     9.375% due 2/01/2009                                         7,019,500
                         CCC+      B3         5,000,000   Golden Sky Systems, 12.375% due 8/01/2006 (d)                  5,100,000
                                                          Insight Midwest:
                         B+        B1         2,500,000     9.75% due 10/01/2009                                         2,606,250
                         BB+       Ba3        8,000,000     Term B, due 6/30/2009**                                      8,042,000
                         NR*       NR*        8,750,000   Mallard Cablevision LLC, Term B, due 9/30/2008**               7,656,250
                         BB-       B1         2,000,000   Multicanal SA, 10.50% due 4/15/2018                            1,280,000
                         D         Caa3         500,000  @Park 'N View Inc., 13% due 5/15/2008                              20,000
                                                          Pegasus Communications:
                         CCC+      B3           950,000     9.75% due 12/01/2006                                           931,000
                         B+        B1         4,000,000     Term, due 4/30/2005**                                        4,001,668
                         B-        B3         1,000,000   RCN Corporation, 10.125% due 1/15/2010                           545,000
                         D         Caa3       3,000,000  @Supercanal Holdings SA, 11.50% due 5/15/2005 (d)               1,050,000
                                                          Telewest Communications PLC:
                         B+        B1         2,000,000     11.25% due 11/01/2008                                        2,055,000
                         B+        B1         6,100,000     9.875% due 2/01/2010                                         5,978,000
                         B+        Ba3        6,820,000   UPC Financing, Term C, due 3/31/2009**                         6,649,500
                         B         B2         5,500,000   United Pan-Europe Communications NV, 11.25% due 2/01/2010      4,441,250
                                                                                                                     -------------
                                                                                                                       131,588,825
==================================================================================================================================
Chemicals--5.0%          BBB-      Baa3       8,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                     7,837,120
                                                          Huntsman Corp.:
                         NR*       B2         6,000,000     9.454% due 7/01/2007 (d)                                     5,100,000
                         BB-       Ba3        1,141,325     Term, due 12/31/2002**                                       1,054,775
                         BB-       Ba3        3,000,000     Term C, due 12/31/2005**                                     2,807,499
                                                          Huntsman ICI Chemicals LLC:**
                         BB        Ba3          735,000     Term B, due 6/30/2007                                          739,226
                         BB        Ba3          735,000     Term C, due 6/30/2008                                          739,226
                         B+        Ba2        3,845,545   Koppers Industries, Inc., Term B, due 11/30/2004**             3,811,896
                         NR*       Ca         2,700,000  @LaRoche Industries Inc., 9.50% due 9/15/2007                     108,000
                         NR*       Ba3       12,772,481   Lyondell Petrochemical Co., Term E, due 5/17/2006**           13,179,604
                         D         Caa1       6,754,222   Pioneer Americas Acquisition Corp., Term, due
                                                            12/05/2006**                                                 2,532,833
                                                                                                                     -------------
                                                                                                                        37,910,179
==================================================================================================================================
Computer-Related         D         Ca         5,843,952   Bridge Information Systems, Term B, due 5/29/2005**              794,778
Products--0.1%
==================================================================================================================================
Consumer                 BB-       Ba3          920,130   Burhmann NV, Term B, due 10/26/2007**                            921,198
Products--0.4%           CCC       Caa2       2,500,000   Diamond Brands Inc., 12.875% due 4/15/2009 (c)                   212,500
                         B         B2         1,475,000   Evenflo Company Inc., 11.75% due 8/15/2006                     1,121,000
                         B-        Caa2       2,000,000   Home Products International Inc., 9.625% due 5/15/2008         1,100,000
                                                                                                                     -------------
                                                                                                                         3,354,698
==================================================================================================================================
Drilling--2.7%           B+        Ba3        4,118,471   Key Energy Group Inc., Term B, due 9/14/2004**                 4,124,261
                                                          Parker Drilling Co.:
                         B-        B3         2,500,000     5.50% due 8/01/2004 (Convertible)                            2,178,125
                         B+        B1         5,025,000     9.75% due 11/15/2006                                         5,175,750
                         A-        Baa3       5,750,000   R&B Falcon Corporation, 11.375% due 3/15/2009                  6,914,950
                         A-        Baa3       1,675,000   RBF Finance Company, 11% due 3/15/2006                         2,023,581
                                                                                                                     -------------
                                                                                                                        20,416,667
==================================================================================================================================
Educational              B-        B3         1,325,000   La Petite Academy/LPA Holdings, 10% due 5/15/2008                702,250
Services--0.1%
==================================================================================================================================
Electronics/Electrical   B+        NR*        1,976,471   Acterna Corporation, Term B, due 9/30/2007**                   1,967,576
Components--6.2%         B         B2         6,768,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009                 5,786,640
                                                          Amkor Technology Inc.:
                         BB-       Ba3        3,500,000     9.25% due 5/01/2006                                          3,456,250
                         BB-       Ba3        6,700,000     9.25% due 2/15/2008 (d)                                      6,633,000
                         B+        B1           990,000   Chippac International, Term B, due 7/31/2006**                   981,338
                                                          Cook Inlet:**
                         B         B2        14,210,000     Term A, due 12/31/2007                                      14,174,475
                         B         B2         3,400,000     Term B, due 12/31/2008                                       3,459,854
                         B+        B1         2,963,114   DD Incorporated, Term B, due 4/22/2005**                       2,950,150
                         B         B1         1,875,000   Filtronic PLC, 10% due 12/01/2005                              1,453,125
                         B         B3         1,995,000   High Voltage Engineering, 10.75% due 8/15/2004                 1,037,400
                         BB-       Ba3        2,000,000   Semiconductor Components, Term D, due 8/04/2007**              1,998,334
                         NR*       B1         3,476,675   Trend Technologies, Inc., Term, due 2/28/2007**                3,459,292
                                                                                                                     -------------
                                                                                                                        47,357,434
==================================================================================================================================
Energy--5.1%             BB-       Ba3        8,000,000   BRL Universal Equipment, 8.875% due 2/15/2008 (d)              8,150,000
                         B         B1         2,500,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                    2,481,250
                         CCC-      Caa3       3,550,000   Belden & Blake Corp., 9.875% due 6/15/2007                     2,911,000
                         B+        B2           500,000   Canadian Forest Oil Ltd., 8.75% due 9/15/2007                    505,000
                         B+        B2         1,500,000   Chesapeake Energy Corp., 9.625% due 5/01/2005                  1,548,750
                         CCC+      Caa1       1,900,000   Continental Resources, 10.25% due 8/01/2008                    1,657,750
                         B+        B1         2,000,000   Cross Timbers Oil Company, 8.75% due 11/01/2009                2,050,000
                         B-        Caa1       3,250,000   Energy Corp. of America, 9.50% due 5/15/2007                   2,665,000
                         B+        B2         5,000,000   Forest Oil Corporation, 10.50% due 1/15/2006                   5,237,500
                         BB        B1         1,850,000   Gothic Production Corp., 11.125% due 5/01/2005                 1,998,000
                         B+        B1         4,500,000   Nuevo Energy Company, 9.50% due 6/01/2008                      4,466,250
                         NR*       NR*        5,087,250   WH Energy, Term B, due 4/25/2007**                             5,099,968
                                                                                                                     -------------
                                                                                                                        38,770,468
==================================================================================================================================


                                     8 & 9

                                   Debt Strategies Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)

                         S&P     Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                          Corporate Debt Obligations                  Value
==================================================================================================================================
Environmental            B+        B3     US$ 1,800,000   IT Group Inc., 11.25% due 4/01/2009                          $ 1,548,000
Services--0.6%                                            URS Corporation:**
                         BB        Ba3        1,477,500     Term B, due 6/09/2006                                        1,488,581
                         BB        Ba3        1,477,500     Term C, due 6/09/2007                                        1,488,581
                                                                                                                     -------------
                                                                                                                         4,525,162
==================================================================================================================================
Financial                B         B2         3,000,000   Ares Leveraged Fund II, Junior Subordinate Secured Note,
Services--1.9%                                              due 10/31/2005 (a)(d)                                        2,771,100
                         NR*       NR*        1,500,000   Investcorp SA, Term, due 10/21/2008**                          1,501,500
                         NR*       Ba3        2,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (d)                  1,970,000
                                                          SKM-Libertyview CBO Limited (d)(f):
                         AAA       Baa2       1,500,000     8.71% due 4/10/2011                                          1,437,900
                         NR*       Baa2       1,000,000     11.91% due 4/10/2011                                           960,469
                         BB+       Ba3        5,600,000   Sovereign Bankcorp, Inc., Term, due 11/17/2003**               5,619,253
                                                                                                                     -------------
                                                                                                                        14,260,222
==================================================================================================================================
Food & Kindred           B-        B3         8,000,000   Luigino's Inc., 10% due 2/01/2006                              6,800,000
Products--2.7%           BB-       Ba3        4,825,306   Merisant Company, Term B, due 3/30/2007**                      4,821,286
                         B         B2         5,000,000   SC International Services, Inc., 9.25% due 9/01/2007           5,000,000
                         CCC+      Caa1       5,000,000   Sparkling Spring Water Group Ltd., 11.50% due 11/15/2007       3,700,000
                                                                                                                     -------------
                                                                                                                        20,321,286
==================================================================================================================================
Forest Products--1.4%    D         Caa1       5,000,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)             4,462,500
                         B+        B2         6,000,000   Millar Western Forest, 9.875% due 5/15/2008                    5,070,000
                         BB+       Ba2        1,500,000   Tembec Finance Corporation, 9.875% due 9/30/2005               1,552,500
                                                                                                                     -------------
                                                                                                                        11,085,000
==================================================================================================================================
Gaming--11.3%                                             Aladdin Gaming:**
                         CCC+      B2         2,984,211     Term B, due 8/26/2006                                        2,621,131
                         CCC+      B2         4,477,500     Term C, due 2/26/2008                                        3,932,736
                                                          Ameristar Casinos Inc.:
                         B-        B3         6,000,000     10.75% due 2/15/2009 (d)                                     6,135,000
                         B+        Ba3        7,289,940     Term B, due 12/20/2006**                                     7,303,609
                         B+        Ba3        6,248,521     Term C, due 12/20/2007**                                     6,260,237
                         B+        B1         1,000,000   Autotote Corporation, Term B, due 9/30/2007**                    962,500
                         B         B3         2,700,000   Coast Hotels & Casino, 9.50% due 4/01/2009                     2,733,750
                         B         B1         2,000,000   Eldorado Resorts LLC, 10.50% due 8/15/2006                     2,020,000
                         B         B2         5,465,000   Harvey Casino Resorts, 10.625% due 6/01/2006                   5,683,600
                                                          Hollywood Park Inc.:
                         B         B2         4,300,000     9.25% due 2/15/2007                                          4,214,000
                         B         B2         3,000,000     9.50% due 8/01/2007                                          2,970,000
                                                          Horseshoe Gaming LLC:
                         B+        B2         9,500,000     9.375% due 6/15/2007                                         9,737,500
                         B+        B2           925,000     8.625% due 5/15/2009                                           918,062
                                                          Isle of Capri Casinos, Inc.:
                         B         B2         6,560,000     8.75% due 4/15/2009                                          5,805,600
                         BB-       Ba2        8,469,333     Term B, due 3/01/2006**                                      8,503,075
                         BB-       Ba2        7,410,667     Term C, due 3/01/2007**                                      7,440,190
                         B         B2         6,500,000   Majestic Star LLC, 10.875% due 7/01/2006                       5,395,000
                         B         B2         2,150,000   Peninsula Gaming LLC, 12.25% due 7/01/2006                     2,112,375
                         B-        B3         2,325,000   Trump Atlantic City Associates/Funding Inc., 11.25% due
                                                            5/01/2006                                                    1,575,187
                                                                                                                     -------------
                                                                                                                        86,323,552
==================================================================================================================================
Health Services--0.3%    BB-       B1           345,518   Caremark Rx, Term B, due 6/08/2001**                             344,978
                                                          Dade Behring Inc.:**
                         B         Caa1       1,231,250     Term B, due 6/30/2006                                          824,058
                         B         Caa1       1,231,250     Term C, due 6/30/2007                                          824,058
                                                                                                                     -------------
                                                                                                                         1,993,094
==================================================================================================================================
Hotels & Motels--4.7%    B-        B2         7,000,000   Extended Stay America, 9.15% due 3/15/2008                     6,650,000
                         BB        Ba2        1,800,000   HMH Properties, Inc., 8.45% due 12/01/2008                     1,804,500
                         B-        B3         3,000,000   Lodgian Financing Corp., 12.25% due 7/15/2009                  2,820,000
                                                          Wyndham International, Inc.:**
                         NR*       NR*        9,017,692     Increasing Rate Term, due 6/30/2004                          8,992,641
                         NR*       NR*       15,500,000     Term, due 6/30/2006                                         15,384,711
                                                                                                                     -------------
                                                                                                                        35,651,852
==================================================================================================================================
Industrial               B+        B2         2,950,000   Building One Services, 10.50% due 5/01/2009 (d)                2,367,375
Services--2.2%           BB-       Ba3        9,318,182   Key3Media, Term B, due 6/30/2006**                             9,347,301
                         B-        Caa1       9,375,000   Muzak Holdings LLC, 13.916% due 3/15/2010 (c)                  5,437,500
                                                                                                                     -------------
                                                                                                                        17,152,176
==================================================================================================================================
Insurance--0.6%          B+        Ba3        5,175,000   Willis Corroon Corporation, 9% due 2/01/2009                   4,929,187
==================================================================================================================================
Leasing & Rental         BB-       B2         3,750,000   Anthony Crane Rental LP, Term, due 7/22/2006**                 3,056,250
Services--2.0%           B         B3         1,300,000   National Equipment Services, 10% due 11/30/2004                  988,000
                         B-        B3         2,750,000   Neff Corp., 10.25% due 6/01/2008                               1,375,000
                         B+        B1         4,727,973   Panavision Inc., Term B, due 3/31/2005**                       4,367,465
                         B         B3         1,400,000   Penhall International, 12% due 8/01/2006                       1,386,000
                         BB+       Ba3        3,980,000   United Rentals Inc., Term C, due 8/12/2004**                   3,854,204
                                                                                                                     -------------
                                                                                                                        15,026,919
==================================================================================================================================
Manufacturing--2.9%      B         B1         1,975,000   Blount International Inc., Term B, due 6/30/2006**             1,937,969
                                                          Environmental System Products:**
                         NR*       NR*        3,490,244     Term 1, due 12/31/2004                                       2,574,055
                         NR*       NR*        1,805,174     Term 2, due 12/31/2004                                         839,406
                         B-        B2         4,068,000   Fairfield Manufacturing Company Inc., 9.625% due
                                                            10/15/2008                                                   3,091,680
                         NR*       NR*        6,930,000   Metokote Corp., Term B, due 11/02/2005**                       6,930,000
                         Ca        NR*        5,000,000  @Morris Materials Handling, 9.50% due 4/01/2008                   200,000
                         D         Caa3       2,600,000  @Russell-Stanley Holding Inc., 10.875% due 2/15/2009              393,250
                         BB-       Ba3        3,507,655   Terex Corporation, Term B, due 3/06/2005**                     3,495,600
                         BB        Ba3        3,000,000   Westinghouse Air Brake, 9.375% due 6/15/2005                   2,850,000
                                                                                                                     -------------
                                                                                                                        22,311,960
==================================================================================================================================


                                    10 & 11

                                   Debt Strategies Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)

                         S&P     Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                          Corporate Debt Obligations                  Value
==================================================================================================================================
Medical                  B+        B1     US$ 1,662,820   Alaris Medical Systems Inc., Term D, due 5/01/2005**         $ 1,656,584
Equipment--0.8%          B         B1         1,980,000   Hanger Orthopedic Group Inc., Term B, due 12/30/2006**         1,442,099
                         B-        B3         4,000,000   Hudson Respiratory Care, 9.125% due 4/15/2008                  2,960,000
                                                                                                                     -------------
                                                                                                                         6,058,683
==================================================================================================================================
Metals &                 CCC+      Caa2       3,800,000   AEI Resources, Term B, due 12/31/2004**                        2,090,000
Mining--3.4%             NR*       NR*        8,106,711   Acme Metals Inc., Term, due 12/01/2005**                       6,088,139
                         B-        B2         1,600,000   Bayou Steel Corp., 9.50% due 5/15/2008                           704,000
                         D         Ca         6,625,000   GS Technologies Operating Co., 12% due 9/01/2004                  66,250
                         BB-       B2         4,500,000   Golden Northwest Aluminum, 12% due 12/15/2006                  4,207,500
                         BB+       Ba2        4,000,000   Great Central Mines Ltd., 8.875% due 4/01/2008                 3,200,000
                                                          Ispat Inland LP:**
                         BB-       Ba3        1,267,500     Term B, due 7/15/2005                                        1,033,013
                         BB-       Ba3        1,267,500     Term C, due 7/15/2006                                        1,033,013
                         NR*       Ca         2,975,000  @Metal Management Inc., 10% due 5/15/2008                         119,000
                         BB-       B1         3,000,000   Ormet Corporation, Term, due 8/15/2008**                       2,993,664
                         B+        B2           550,000   Pen Holdings Inc., 9.875% due 6/15/2008                          330,000
                         B+        B1         1,000,000   Russel Metals Inc., 10% due 6/01/2009                            940,000
                         B-        Caa1       5,000,000   WHX Corp., 10.50% due 4/15/2005                                3,000,000
                                                                                                                     -------------
                                                                                                                        25,804,579
==================================================================================================================================
Online Services--0.1%    CCC       Caa1       2,400,000   PSINet Inc., 11% due 8/01/2009                                   516,000
==================================================================================================================================
Packaging--0.2%          D         Ca         1,000,000  @Indesco International, 9.75% due 4/15/2008                       170,000
                         B-        B3         2,750,000   Spinnaker Industries Inc., 10.75% due 10/15/2006 (d)           1,375,000
                                                                                                                     -------------
                                                                                                                         1,545,000
==================================================================================================================================
Paging--0.0%             CCC       B3           950,000   Metrocall Inc., 11% due 9/15/2008 (d)                            161,500
==================================================================================================================================
Paper--4.6%              NR*       NR*        1,968,750   Cellu Tissue Holdings, Inc., Term C, due 3/24/2005**           1,870,313
                         BB        B1         3,000,000   Norampac Inc., 9.50% due 2/01/2008                             3,105,000
                         BB        Ba2        5,440,844   Pacifica Papers Inc., Term B, due 3/12/2006**                  5,457,847
                                                          Stone Container Corp.:**
                         B+        Ba3        5,796,938     Term E, due 10/01/2003                                       5,823,957
                         B+        Ba3        7,718,609     Term F, due 12/31/2005                                       7,752,377
                         B+        Ba3        5,992,778     Term G, due 3/31/2006                                        6,005,261
                         B+        Ba3        5,212,500     Term H, due 3/31/2006                                        5,223,358
                                                                                                                     -------------
                                                                                                                        35,238,113
==================================================================================================================================
Petroleum                BB-       Ba3        6,822,710   Clark Refining & Marketing, Inc., Term, due 11/15/2004**       4,997,635
Refineries--0.8%         B-        B3         2,000,000   United Refining Co., 10.75% due 6/15/2007                      1,300,000
                                                                                                                     -------------
                                                                                                                         6,297,635
==================================================================================================================================
Printing &                                                Can West Media:**
Publishing--1.9%         BB-       Ba3        6,770,261     Term B, due 11/15/2007                                       6,784,363
                         BB-       Ba3        4,229,739     Term C, due 11/15/2008                                       4,238,550
                         B-        B3           575,000   Regional Independent Media, 10.50% due 7/01/2008                 586,500
                         B-        B3         1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007              1,320,000
                         BBB-      Baa3       1,750,000   World Color Press Inc., 8.375% due 11/15/2008                  1,804,871
                                                                                                                     -------------
                                                                                                                        14,734,284
==================================================================================================================================
Property                                                  Corrections Corporation of America:
Management--1.3%         CCC+      Caa1       1,175,000     12% due 6/01/2006                                              458,250
                         NR*       NR*        3,875,316     Revolving Credit, due 1/01/2002**                            3,390,901
                         B         B3         1,970,000     Term C, due 12/31/2002**                                     1,687,634
                         NR*       Ba3        4,477,500   NRT Inc., Term, due 7/31/2004**                                4,320,788
                                                                                                                     -------------
                                                                                                                         9,857,573
==================================================================================================================================
Restaurants--0.7%                                         Domino's & Bluefence:**
                         B+        B1         1,442,625     Term B, due 12/21/2006                                       1,450,240
                         B+        B1         2,550,597     Term C, due 12/21/2007                                       2,564,059
                         B+        B1         1,102,639   Domino Pizza Funding Corp., Term B, due 12/21/2006**           1,108,458
                                                                                                                     -------------
                                                                                                                         5,122,757
==================================================================================================================================
Retail & Retail          B+        B1         2,425,000   Duane Reade Co., Term B, due 2/15/2005**                       2,431,063
Specialty--1.3%                                           SDM Corporation:**
                         BB        Ba3        3,637,335     Term C, due 2/04/2008                                        3,653,084
                         BB        Ba3        3,637,335     Term E, due 2/04/2009                                        3,653,084
                                                                                                                     -------------
                                                                                                                         9,737,231
==================================================================================================================================
Textile Mill             B-        Ca         7,900,000   Galey & Lord, Inc., 9.125% due 3/01/2008                       5,372,000
Products--1.5%           NR*       Ca         1,725,000  @Globe Manufacturing Corp., 10% due 8/01/2008                         173
                                                          Joan Fabrics Corp.:**
                         NR*       NR*        2,587,850     Term A, due 6/30/2003                                        2,402,386
                         NR*       NR*        2,355,379     Term B, due 6/30/2005                                        2,198,353
                         NR*       NR*        1,219,238     Term C, due 6/30/2006                                        1,137,955
                                                                                                                     -------------
                                                                                                                        11,110,867
==================================================================================================================================
Tower Construction &     BB        Ba3        8,000,000   American Towers, Inc., Term B, due 12/31/2007**                8,051,072
Leasing--2.0%                                             Crown Castle International Corporation:
                         B         B3         1,100,000     9% due 5/15/2011                                             1,105,500
                         BB-       Ba3        1,860,000     Term B, due 3/31/2008**                                      1,871,108
                         B+        B1         4,500,000   Spectracite Communications, Term B, due 12/31/2007**           4,528,827
                                                                                                                     -------------
                                                                                                                        15,556,507
==================================================================================================================================
Transportation           BB-       NR*        3,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (d)                2,502,500
Services--1.6%           B         NR*        8,000,000   MRS Logistica SA, 10.625% due 8/15/2005 (d)                    7,260,000
                         B-        B3         3,000,000   North American Van Lines, 13.375% due 12/01/2009               2,460,000
                         NR*       NR*          695,814   Trism, Inc., 12% due 2/15/2005                                   208,744
                                                                                                                     -------------
                                                                                                                        12,431,244
==================================================================================================================================


                                    12 & 13

                                   Debt Strategies Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)

                         S&P     Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                          Corporate Debt Obligations                  Value
==================================================================================================================================
Utilities--3.3%          B+        Ba3    US$ 2,500,000   AES Corporation, 8.50% due 11/01/2007                        $ 2,462,500
                         NR*       NR*        8,250,000   AES EDC Funding, Term, due 10/06/2003**                        8,198,438
                         BB        Ba1        7,000,000   AES Texas, Term, due 3/31/2002**                               6,991,250
                         BB+       Baa3       2,481,378   Monterrey Power, SA de CV, 9.625% due 11/15/2009 (d)(f)        2,462,768
                         BB+       Ba2        4,962,500   TNP Enterprises, Inc., Term, due 3/30/2006**                   4,984,211
                                                                                                                     -------------
                                                                                                                        25,099,167
==================================================================================================================================
Waste                    B-        Caa1       2,500,000   ISG Resources Inc., 10% due 4/15/2008                          1,350,000
Management--0.4%         NR*       NR*        2,575,000  @Safety-Kleen Corporation, 9.25% due 5/15/2009                     28,969
                         B         B3         1,325,000   Stericycle Inc., 12.375% due 11/15/2009                        1,406,156
                                                                                                                     -------------
                                                                                                                         2,785,125
==================================================================================================================================
Wired                    NR*       NR*        6,375,000   E.Spire Communications, 10.521% due 7/01/2008 (c)              1,147,500
Telecommunications--     D         Ca           650,000  @Esprit Telecom Group PLC, 10.875% due 6/15/2008                   16,250
8.8%                     BBB-      Ba1        4,800,000   Global Crossing Holdings Ltd., Term, due 6/30/2006**           4,821,331
                         CCC       Caa3       5,750,000   Global Telesystems Group, 9.875% due 2/15/2005                 1,552,500
                         CCC+      Caa1       1,070,000   Hermes Europe RailTel BV, 10.375% due 1/15/2009                  438,700
                                                          Intermedia Communications Inc.:
                         B         B2         4,000,000     9.046% due 7/15/2007 (c)                                     3,500,000
                         B         B2         2,000,000     8.875% due 11/01/2007                                        1,965,000
                         B         B2         5,000,000     9.50% due 3/01/2009                                          4,987,500
                         CCC+      Caa1       4,400,000   Level 3 Communications Inc., 6% due 3/15/2010
                                                            (Convertible)                                                2,128,500
                         B+        B1         6,625,000   McLeodUSA Incorporated, 11.50% due 5/01/2009                   6,790,625
                         B+        B2         1,750,000   Metromedia Fiber Network, 10% due 11/15/2008                   1,638,437
                         B+        B2         2,200,000   Netia Holdings II BV, 13.125% due 6/15/2009                    1,969,000
                                                          Nextlink Communications Inc.:
                         B         B2         1,500,000     9% due 3/15/2008                                             1,218,750
                         B         B2         8,000,000     9.45% due 4/15/2008 (c)                                      4,760,000
                         B         B2         2,000,000     12.25% due 6/01/2009 (c)                                     1,055,000
                         NR*       NR*        8,286,231   Pacific Crossing Ltd., Term B, due 7/28/2006**                 7,861,562
                                                          Primus Telecommunications Group:
                         B-        B3         1,500,000     11.75% due 8/01/2004                                           555,000
                         B-        B3         3,225,000     11.25% due 1/15/2009                                         1,193,250
                                                          RSL Communications PLC:
                         CCC       Caa3       3,000,000     11.965% due 3/01/2008 (c)                                       75,000
                         CCC       Caa3       2,350,000     9.875% due 11/15/2009                                           76,375
                         NR*       NR*        1,500,000  @Telegroup Inc., 10.50% due 11/01/2004                             75,000
                         B-        B3         9,462,365   Teligent Inc., Delayed Draw, due 7/01/2002**                   2,810,323
                         B-        B2         3,000,000   Time-Warner Telecom LLC, 9.75% due 7/15/2008                   3,052,500
                         B-        B3         1,250,000   Versatel Telecom BV, 11.875% due 7/15/2009 (d)                   962,500
                         B-        Caa2       4,000,000   Viatel, Inc., 11.50% due 3/15/2009                               920,000
                                                          Williams Communications Group Inc.:
                         B+        B2         3,500,000     10.70% due 10/01/2007                                        3,237,500
                         B+        B2         5,000,000     10.875% due 10/01/2009                                       4,475,000
                                                          Worldwide Fiber Inc.:
                         B         B3         3,210,000     12.50% due 12/15/2005                                        2,840,850
                         B         B3         1,250,000     12% due 8/01/2009                                              987,500
                                                                                                                     -------------
                                                                                                                        67,111,453
==================================================================================================================================
Wireless                 B         B1         8,750,000   CTI Holdings SA, 11.316% due 4/15/2008 (c)                     4,637,500
Telecommunications--                                      Dolphin Telecom PLC (c):
11.7%                    CCC-      Caa3       1,800,000     14.05% due 6/01/2008                                           180,000
                         CCC-      Caa3       2,500,000     14% due 5/15/2009                                              225,000
                         B-        B3         3,250,000   Microcell Telecommunications, 12% due 6/01/2009 (c)            2,340,000
                                                          Nextel Communications, Inc.:
                         B         B1        12,000,000     9.50% due 2/01/2011 (d)                                     11,250,000
                         B+        Ba2        9,000,000     Term B, due 6/30/2008**                                      9,026,316
                         B+        Ba2        9,000,000     Term C, due 12/31/2008**                                     9,026,316
                         B+        Ba2       13,948,278     Term D, due 3/31/2009**                                     13,861,896
                         B+        B2         1,625,000   PTC International Finance II SA, 11.25% due 12/01/2009         1,673,750
                         B+        B2         2,000,000   PTC International Finance BV, 10.269% due 7/01/2007 (c)        1,650,000
                         B         B2         5,835,714   PowerTel PCS Inc., Term B, due 12/31/2007**                    5,806,536
                                                          Rural Cellular:**
                         B+        B1         4,250,000     Term B, due 10/03/2008                                       4,242,031
                         B+        B1         4,250,000     Term C, due 4/03/2009                                        4,242,031
                                                          Telesystem International Wireless Inc. (c):
                         CCC+      Caa1       6,000,000     14.88% due 6/30/2007                                         2,647,500
                         CCC+      Caa1       4,250,000     10.052% due 11/01/2007                                       1,577,813
                         NR*       B2         4,500,000   Tritel Holdings, Term B, due 12/31/2007**                      4,509,846
                                                          VoiceStream PCS Holdings Corp.:
                         B-        B2         1,325,000     10.375% due 11/15/2009                                       1,477,375
                         B+        B1        11,000,000     Term B, due 2/25/2009**                                     10,943,482
                                                                                                                     -------------
                                                                                                                        89,317,392
==================================================================================================================================
                                                          Total Investments in Corporate Debt Obligations
                                                          (Cost--$1,190,670,996)--134.2%                             1,025,165,166
==================================================================================================================================
                                                Shares
                                                 Held               Stocks & Warrants
==================================================================================================================================
Broadcast--                                          28   Paxson Communications (Convertible Preferred) (b)(d)             253,899
Radio &                                              60   Paxson Communications (Preferred) (b)                            555,093
Television--0.2%                                    704   Paxson Communications (Warrants) (d)(g)                            2,464
                                                 15,000   Sirius Satellite (Warrants) (g)                                  825,000
                                                                                                                     -------------
                                                                                                                         1,636,456
==================================================================================================================================
Cable Television                                    500   Park 'N View Inc. (Warrants) (g)                                   2,500
Services--0.0%
==================================================================================================================================


                                    14 & 15

                                   Debt Strategies Fund, Inc., February 28, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                                 (in US dollars)

                                                 Shares
INDUSTRIES                                        Held                        Stocks & Warrants                           Value
==================================================================================================================================
Energy--0.5%                                    112,533  @Forest Oil Corporation                                    $    3,634,809
==================================================================================================================================
Gaming--0.0%                                     15,140   Peninsula Gaming LLC (Warrants) (g)                               90,842
==================================================================================================================================
Manufacturing--0.0%                              10,471  @Environmental System Products                                          0
                                                  1,683   Environmental System Products (Preferred)                              0
                                                                                                                    --------------
                                                                                                                                 0
==================================================================================================================================
Metals &                                         91,399  @Geneva Steel Holdings Corp.                                      165,661
Mining--0.0%                                     28,660   Geneva Steel Holdings Corp. (Equity Rights) (h)                        0
                                                                                                                    --------------
                                                                                                                           165,661
==================================================================================================================================
Printing &                                      250,000   Newscorp Overseas Ltd. (Preferred)                             4,600,000
Publishing--0.6%
==================================================================================================================================
Telecommunications--                              2,000   Unifi Communications (Warrants) (d)(g)                                 2
0.0%
==================================================================================================================================
Tower Construction                                9,479   Crown Castle International Corporation (Preferred) (b)         9,478,840
& Leasing--1.2%
==================================================================================================================================
Transportation                                   44,068  @Trism, Inc.                                                       16,526
Services--0.0%
==================================================================================================================================
Wired                                            27,431  @McLeodUSA Incorporated (Class A)                                 360,032
Telecommunications--                              3,500   Metronet Communications (Warrants) (d)(g)                        360,381
0.1%                                             17,336  @Viatel, Inc.                                                      34,672
                                                                                                                    --------------
                                                                                                                           755,085
==================================================================================================================================
Wireless                                          8,505   Dobson Communications (Preferred) (b)                          8,249,850
Telecommunications--
1.1%
==================================================================================================================================
                                                          Total Investments in Stocks and Warrants
                                                             (Cost--$31,906,215)--3.7%                                  28,630,571
==================================================================================================================================
                                                 Face
                                                Amount                Short-Term Securities
==================================================================================================================================
Commercial                                US$ 2,133,000   General Motors Acceptance Corp., 5.56% due 3/01/2001           2,133,000
Paper***--0.3%
==================================================================================================================================
                                                          Total Investments in Short-Term Securities
                                                            (Cost--$2,133,000)--0.3%                                     2,133,000
==================================================================================================================================
                                                          Total Investments (Cost--$1,224,710,211)--138.2%           1,055,928,737

                                                          Liabilities in Excess of Other Assets--(38.2%)              (292,094,503
                                                                                                                    --------------
                                                          Net Assets--100.0%                                        $  763,834,234
                                                                                                                    ==============
==================================================================================================================================

  *   Not Rated.
 ** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 67.9% of the Fund's net assets.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
@     Non-income producing security.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $6,259,000, representing 0.8% of net assets.

----------------------------------------------------------------------------
                             Acquisition
Issue                           Date          Cost        Value
----------------------------------------------------------------------------
Intrawest Corp.,
10.50% due 2/01/2010          2/28/2001    $6,258,900  $6,258,900
----------------------------------------------------------------------------
Total                                      $6,258,900  $6,258,900
                                           ==========  ==========
----------------------------------------------------------------------------

(f) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Each Equity Right entitles the Fund to purchase one share of new Preferred Stock at a price of $10.80 per Equity Right.
(i) The Fund is entitled to receive their pro-rata share of two Litigation Trust Certificates--the Allied Signal and Breed Creditor Trusts pursuant to a Chapter 11 plan of reorganization. As of February 28, 2001, information to record the specific amount of the Fund's interest in the Litigation Trust Certificates was not available.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Portfolio Profile As of February 28, 2001 (unaudited)

                                                          Percent of
Ten Largest Holdings                                     Total Assets
----------------------------------------------------------------------------
Nextel Communications, Inc. .............................      4.0%
Charter Communications Holdings .........................      2.4
Stone Container Corp. ...................................      2.3
Wyndham International, Inc. .............................      2.3
Isle of Capri Casinos, Inc. .............................      2.0
Ameristar Casinos Inc. ..................................      1.8
Cook Inlet ..............................................      1.6
Century Cable LLC .......................................      1.6
Radio Unica Corp. .......................................      1.4
Coaxial LLC/Coaxial Finance .............................      1.4
----------------------------------------------------------------------------

                                                          Percent of
Quality Ratings                                            Long-Term
S&P/Moody's                                               Investments
----------------------------------------------------------------------------
AAA/Aaa .................................................      0.1%
A/A .....................................................      0.9
BBB/Baa .................................................      1.7
BB/Ba ...................................................     29.4
B/B .....................................................     45.4
CCC/Caa or lower ........................................      7.7
NR (Not Rated) ..........................................     14.8
----------------------------------------------------------------------------

                                                          Percent of
Five Largest Industries                                  Total Assets
----------------------------------------------------------------------------
Cable Television Services ...............................     12.2%
Wireless Telecommunications .............................      9.1
Gaming ..................................................      8.0
Broadcast--Radio & Television ...........................      6.7
Wired Telecommunications ................................      6.3
----------------------------------------------------------------------------

                                                          Percent of
                                                           Long-Term
Breakdown of Investments by Country                       Investments
----------------------------------------------------------------------------
United States ...........................................     90.0%
Canada ..................................................      4.9
United Kingdom ..........................................      1.0
Argentina ...............................................      0.9
Australia ...............................................      0.8
Brazil ..................................................      0.8
Netherlands .............................................      0.6
Poland ..................................................      0.5
Mexico ..................................................      0.3
Cayman Islands ..........................................      0.2
Kyrguzstan ..............................................      0.0+
Bermuda .................................................      0.0+
----------------------------------------------------------------------------

+ Amount is less than 0.1%.


                                    16 & 17

                                         Debt Strategies, Inc. February 28, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of February 28, 2001
===============================================================================================================================
Assets:          Investments, at value (identified cost--$1,224,710,211) ..............                          $1,055,928,737
                 Cash .................................................................                                 275,559
                 Receivables:
                   Interest ............................................................    $ 18,247,842
                   Securities sold .....................................................         871,545
                   Principal paydowns ..................................................          12,750             19,132,137
                                                                                            ------------
                 Deferred income ......................................................                                  10,819
                 Deferred facility fees ...............................................                                     651
                 Prepaid expenses and other assets ....................................                                 604,162
                                                                                                                 --------------
                 Total assets .........................................................                           1,075,952,065
                                                                                                                 --------------
===============================================================================================================================
Liabilities:     Loans ................................................................                             301,000,000
                 Payables:
                   Securities purchased ................................................       7,213,484
                   Interest on loans ...................................................       1,353,011
                   Dividends to shareholders ...........................................         909,581
                   Reorganization costs ................................................         511,094
                   Investment adviser ..................................................         429,346
                   Commitment fees .....................................................         238,330             10,654,846
                                                                                            ------------
                 Accrued expenses .....................................................                                 462,985
                                                                                                                 --------------
                 Total liabilities ....................................................                             312,117,831
                                                                                                                 --------------
===============================================================================================================================
Net Assets:      Net assets ...........................................................                          $  763,834,234
                                                                                                                 ==============
===============================================================================================================================
Capital:         Common Stock, $.10 par value, 200,000,000 shares authorized ..........                          $   10,145,033
                 Paid-in capital in excess of par .....................................                           1,038,672,716
                 Undistributed investment income--net .................................                               8,150,549
                 Accumulated realized capital losses on investments and foreign
                   currency transactions--net .........................................                            (125,514,814)
                 Unrealized depreciation on investments--net ..........................                            (167,619,250)
                                                                                                                 --------------

                 Net Assets--Equivalent to $7.53 per share based on 101,450,334 shares
                 of capital stock outstanding (market price--$7.15) ...................                          $  763,834,234
                                                                                                                 ==============
===============================================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Year Ended February 28, 2001
===============================================================================================================================
Investment       Interest and discount earned (net of $33,697 foreign withholding tax)                           $   90,260,389
Income:          Dividends ............................................................                               2,002,495
                 Facility and other fees ..............................................                               2,033,166
                                                                                                                 --------------
                 Total income .........................................................                              94,296,050
                                                                                                                 --------------
===============================================================================================================================
Expenses:        Loan interest expense ................................................     $ 15,642,162
                 Investment advisory fees .............................................        4,884,498
                 Reorganization expenses ..............................................          976,107
                 Borrowing costs ......................................................          381,137
                 Accounting services ..................................................          282,892
                 Professional fees ....................................................          142,788
                 Transfer agent fees ..................................................          120,761
                 Listing fees .........................................................           53,606
                 Custodian fees .......................................................           51,008
                 Printing and shareholder reports .....................................           49,132
                 Directors' fees and expenses .........................................           29,534
                 Pricing services .....................................................           23,391
                 Other ................................................................           31,451
                                                                                            ------------
                 Total expenses .......................................................                              22,668,467
                                                                                                                 --------------
                 Investment income--net ...............................................                              71,627,583
                                                                                                                 --------------
===============================================================================================================================
Realized &       Realized loss on:
Unrealized Loss   Investments--net ....................................................      (19,986,247)
on Investments    Foreign currency transactions--net ..................................         (259,332)           (20,245,579)
& Foreign                                                                                   ------------
Currency         Change in unrealized appreciation/depreciation on:
Transactions      Investments--net ....................................................      (50,023,640)
--Net             Foreign currency transactions--net ..................................          (83,110)           (50,106,750)
                                                                                            ------------         --------------
                 Net Increase in Net Assets Resulting from Operations .................                          $    1,275,254
                                                                                                                 ==============
===============================================================================================================================

                 See Notes to Financial Statements.


                                    18 & 19

                                   Debt Strategies Fund, Inc., February 28, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended
                                                                                            -----------------------------------
                                                                                            February 28,          February 29,
                 Increase (Decrease) in Net Assets:                                             2001                  2000
===============================================================================================================================
Operations:      Investment income--net ...............................................     $ 71,627,583         $   61,203,057
                 Realized loss on investments and foreign currency transactions--net ..      (20,245,579)           (29,184,246)
                 Change in unrealized depreciation on investments and foreign currency
                   transactions--net ..................................................      (50,106,750)            (6,248,176)
                                                                                            ------------         --------------
                 Net increase in net assets resulting from operations .................        1,275,254             25,770,635
                                                                                            ------------         --------------
===============================================================================================================================
Dividends to     Dividends to shareholders from investment income--net ................      (68,877,394)           (60,330,046)
Shareholders:                                                                               ------------         --------------
===============================================================================================================================
Capital Share    Proceeds from issuance of Common Stock resulting from reorganization .      292,233,213                     --
Transactions:    Value of shares issued in reinvestment of dividends ..................          860,471                     --
                                                                                            ------------         --------------
                 Net increase in net assets resulting from capital share transactions .      293,093,684                     --
                                                                                            ------------         --------------
===============================================================================================================================
Net Assets:      Total increase (decrease) in net assets ..............................      225,491,544            (34,559,411)
                 Beginning of year ....................................................      538,342,690            572,902,101
                                                                                            ------------         --------------
                 End of year* .........................................................     $763,834,234         $  538,342,690
                                                                                            ============         ==============
===============================================================================================================================
                *Undistributed investment income--net .................................     $  8,150,549         $    5,195,536
                                                                                            ============         ==============
===============================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                 For the Year Ended February 28, 2001
===============================================================================================================================
Cash Provided    Net increase in net assets resulting from operations .......................................... $    1,275,254
by Operating     Adjustments to reconcile net increase in net assets resulting from operations to net cash
Activities:       provided by operating activities:
                  Increase in receivables ......................................................................     (4,760,961)
                  Increase in other assets .....................................................................       (513,305)
                  Decrease in other liabilities ................................................................       (107,200)
                  Realized and unrealized loss on investments and foreign currency transactions--net ...........     70,352,329
                  Amortization of premium ......................................................................     (4,675,676)
                                                                                                                 --------------
                 Net cash provided by operating activities .....................................................     61,570,441
                                                                                                                 --------------
===============================================================================================================================
Cash Used for    Proceeds from sales of long-term investments ..................................................    293,333,699
Investing        Purchases of long-term investments ............................................................   (305,656,615)
Activities:      Purchases of short-term investments ...........................................................   (704,808,161)
                 Proceeds from sales and maturities of short-term investments ..................................    703,817,000
                                                                                                                 --------------
                 Net cash used for investing activities ........................................................    (13,314,077)
                                                                                                                 --------------
===============================================================================================================================
Cash Used for    Cash receipts from borrowings .................................................................    217,400,000
Financing        Cash payments on borrowings ...................................................................   (197,200,000)
Activities:      Dividends paid to shareholders ................................................................    (68,230,014)
                                                                                                                 --------------
                 Net cash used for financing activities ........................................................    (48,030,014)
===============================================================================================================================
Cash:            Net increase in cash ..........................................................................        226,350
                 Cash at beginning of year .....................................................................         49,209
                                                                                                                 --------------
                 Cash at end of year............................................................................ $      275,559
                                                                                                                 ==============
===============================================================================================================================
Cash Flow        Cash paid for interest .......................................................................  $   16,695,881
Information:                                                                                                     ==============
===============================================================================================================================
Noncash          Capital shares issued in reinvestment of dividends paid to shareholders .....................   $      860,471
Financing                                                                                                        ==============
Activities:
===============================================================================================================================

See Notes to Financial Statements.


                             20 & 21

                                   Debt Strategies Fund, Inc., February 28, 2001

FINANCIAL HIGHLIGHTS


                 The following per share data and ratios have been derived              For the Year Ended         For the Period
                 from information provided in the financial statements.           -------------------------------  March 27, 1998+
                                                                                  February 28,   February 29,      to February 28,
                 Increase (Decrease) in Net Asset Value:                              2001           2000                1999
===============================================================================================================================
Per Share        Net asset value, beginning of period .........................   $     8.60     $      9.15         $    10.00
Operating                                                                         ----------     -----------         ----------
Performance:     Investment income--net .......................................          .96@            .97                .76
                 Realized and unrealized loss on investments and foreign
                 currency transactions--net ...................................        (1.07)           (.56)              (.91)
                                                                                  ----------     -----------         ----------
                 Total from investment operations .............................         (.11)            .41               (.15)
                                                                                  ----------     -----------         ----------
                 Less dividends from investment income--net ...................         (.96)           (.96)              (.69)
                                                                                  ----------     -----------         ----------
                 Capital charge resulting from the issuance of Common Stock ...           --              --               (.01)
                                                                                  ----------     -----------         ----------
                 Net asset value, end of period ...............................   $     7.53     $      8.60         $     9.15
                                                                                  ----------     -----------         ----------
                 Market price per share, end of period ........................   $     7.15     $    7.1875         $    7.875
                                                                                  ==========     ===========         ==========
===============================================================================================================================
Total Investment Based on market price per share ..............................       13.97%           3.19%            (14.87%)++
Return:**                                                                         ==========     ===========         ==========
                 Based on net asset value per share ...........................         .31%           6.26%             (1.09%)++
                                                                                  ==========     ===========         ==========
===============================================================================================================================
Ratios to        Expenses, net of reimbursement and excluding interest expense         1.20%            .98%               .54%*
Average                                                                           ==========     ===========         ==========
Net Assets:      Expenses, net of reimbursement ...............................        3.87%           2.87%               .93%*
                                                                                  ==========     ===========         ==========
                 Expenses .....................................................        3.87%           2.87%              1.20%*
                                                                                  ==========     ===========         ==========
                 Investment income--net .......................................       12.23%          10.88%              8.60%*
                                                                                  ==========     ===========         ==========
===============================================================================================================================
Leverage:        Amount of borrowings, end of period (in thousands) ...........   $  301,000     $   161,000         $  142,000
                                                                                  ==========     ===========         ==========
                 Average amount of borrowings outstanding during the period
                   (in thousands) .............................................   $  228,640     $   182,404         $   42,330
                                                                                  ==========     ===========         ==========
                 Average amount of borrowings outstanding per share during
                   the period .................................................   $     3.07     $      2.91         $      .69
                                                                                  ==========     ===========         ==========
===============================================================================================================================
Supplemental     Net assets, end of period (in thousands) .....................   $  763,834     $   538,343         $  572,902
Data:                                                                             ==========     ===========         ==========
                 Portfolio turnover ...........................................       36.86%          61.76%             89.76%
                                                                                  ==========     ===========         ==========
===============================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Commencement of operations.
@     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") (formerly Debt Strategies Fund II, Inc.) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund


                                    22 & 23

                                   Debt Strategies Fund, Inc., February 28, 2001
records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective March 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $731,267 decrease to the cost of securities and a corresponding $731,267 increase to net unrealized depreciation, based on securities held as of February 28, 2001.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $258,987 have been reclassified between undistributed net investment income and accumulated net realized capital losses, $935 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $463,811 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 28, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $601 for security price quotations to compute the net asset value of the Fund.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $220,079 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2001 were $312,609,278 and $293,730,431, respectively.

Net realized gains (losses) for the year ended February 28, 2001 and net unrealized gains (losses) as of February 28, 2001 were as follows:

----------------------------------------------------------------------------
                                                Realized        Unrealized
                                             Gains (Losses)   Gains (Losses)
----------------------------------------------------------------------------
 Long-term investments .................      $(19,986,247)   $(168,781,474)
 Unfunded corporate loans ..............                --        1,162,224
 Forward foreign exchange
   contracts ...........................           463,986               --
 Foreign currency transactions .........          (723,318)              --
                                              -------------   -------------
 Total .................................      $(20,245,579)   $(167,619,250)
                                              =============   =============
----------------------------------------------------------------------------

As of February 28, 2001, net unrealized depreciation for Federal income tax purposes aggregated $169,262,634, of which $9,585,181 related to appreciated securities and $178,847,815 related to depreciated securities. The aggregate cost of investments at February 28, 2001 for Federal income tax purposes was $1,225,191,371.

 4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the year ended February 28, 2001 increased by 38,728,001 as a result of the reorganization and by 112,333 as a result of dividend reinvestment and during the year ended February 29, 2000 remained constant.


                                    24 & 25

                                   Debt Strategies Fund, Inc., February 28, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

5. Unfunded Loan Interests:

As of February 28, 2001, the Fund had unfunded loan commitments of $35,586, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in thousands)
--------------------------------------------------------------------------------
Breed Technologies Inc. ........................................         $31
Corrections Corporation of America .............................         $ 5
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On July 6, 2000, the Fund entered into a one-year $250,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). This agreement replaced the agreement the Fund had extended on July 14, 1999. Due to the merger on November 6, 2000, the revolving credit and security agreement with Citibank, N.A. and other lenders increased by $153,000,000 for a total of $403,000,000. The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major US money market banks plus .50%, or through (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the year ended February 28, 2001, the average amount borrowed was approximately $228,640,000 and the daily weighted average interest rate was 6.84%. For the year ended February 28, 2001, facility and commitment fees aggregated approximately $381,000.

7. Capital Loss Carryforward:

At February 28, 2001, the Fund had a net capital loss carryforward of approximately $112,384,000, of which $264,000 expires in 2005, $12,067,000 expires in 2006, $27,377,000 expires in 2007, $51,234,000 expires in 2008 and
$21,442,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

8. Acquisition of Other FAM-Managed

Investment Companies: On November 6, 2000, the Fund (formerly Debt Strategies Fund II, Inc.) acquired all of the net assets of Debt Strategies Fund, Inc. and Debt Strategies Fund III, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

----------------------------------------------------------------------------
                                                             Common Stock
                                                            Shares Exchanged
----------------------------------------------------------------------------
Debt Strategies Fund, Inc. ..............................      31,443,641
Debt Strategies Fund III, Inc. ..........................      11,030,393
----------------------------------------------------------------------------

In exchange for these shares, the Fund issued 38,728,001 shares of Common Stock. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

------------------------------------------------------------------------------
                                                                  Accumulated
                                        Net       Unrealized     Net Realized
                                      Assets     Depreciation   Capital Losses
------------------------------------------------------------------------------
Debt Strategies
  Fund, Inc. ...............      $ 201,150,689 $ (51,160,830)    $(60,795,753)
Debt Strategies
  Fund III, Inc. ...........      $  91,082,524 $ (16,726,483)    $ (1,976,294)

------------------------------------------------------------------------------

The aggregate net assets of the Fund immediately after the acquisition amounted to $765,522,491.

9. Subsequent Event:

On March 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.085854 per share, payable on March 30, 2001 to shareholders of record as of March 19, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. (formerly Debt Strategies Fund II, Inc.) as of February 28, 2001, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 28, 2001, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
April 18, 2001


                                    26 & 27

[GRAPHIC OMITTED] Merrill Lynch Investment Managers
--------------------------------------------------------------
        [Clip Art Omitted]

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investor Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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